UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Curis, Inc.

(Name of Registrant as Specified in its Charter)

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This is an important notice regarding the availability of proxy material for the annual stockholder meeting to be held on May 26, 2022. Your Vote Counts! CURIS, INC. 2022 Annual Meeting May 26, 2022 10:00 AM Eastern Time Virtual Meeting Site: www.virtualshareholdermeeting.com/CRIS2022 CURIS, INC. 128 SPRING STREET, BUILDING C—SUITE 500 LEXINGTON, MA 02421 You invested in CURIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the proxy materials by request. If you would like to receive a copy of the proxy materials, you must request one. To make such a request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to May 12, 2022 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and Vote on May 26, 2022 10:00 AM Eastern Time vote without entering a Visit: www.virtualshareholdermeeting.com/CRIS2022 control number Vote in Advance of the Meeting Vote by May 25, 2022 11:59 PM Eastern Time *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy free of charge (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Board Voting Items Recommends 1. Election of two Class II Directors Nominees: 01) John A. Hohneker, M.D. For 02) Marc Rubin, M.D. 2. To approve an advisory vote on executive compensation. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the For fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.